UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2010

Date of reporting period: 03/31/2010

Item 1 – Report to Stockholders

BlackRock Value Opportunities Fund, Inc.

ANNUAL REPORT | MARCH 31, 2010

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month

US equities (S&P 500 Index)	11.75%	49.77%

Small cap US equities (Russell 2000 Index)	13.07	62.76

International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.17

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2010

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund’s Institutional and Investor A Shares, through its investment in Master Value Opportunities LLC (the “Master LLC”), outperformed the benchmark S&P SmallCap 600 Value Index (formerly the S&P SmallCap 600 Citigroup Value Index), while the Fund’s Investor B, Investor C and Class R Shares underperformed the benchmark.

What factors influenced performance?

•

Strong stock selection among manufacturers of health care equipment and supplies helped power gains in the health care sector. Standout performers included diagnostic product developer, OraSure Technologies, Inc., and genetic analysis systems maker, Affymetrix, Inc. In the more defensive utilities sector, an underweight position in the Master LLC in gas utilities complemented strong stock selection among multi-utilities, contributing to Fund performance. At the same time, optimism around economic recovery and a corresponding improvement in consumer spending levels drove consumer discretionary stocks up more than 100% during the period. In this environment, strong stock selection overcame the negative effects of an underweight position in the sector. Notable performers included direct marketing services provider, Harte-Hanks, Inc. and luxury retailer, Saks, Inc.

•

On the other hand, while an overweight in technology added value, these gains were overshadowed by the negative impact of stock selection. Weakness was most pronounced among electronic equipment makers and semiconductor-related names, which generated strong absolute results but underperformed their benchmark counterparts. In financials, an underweight and stock selection in the Master LLC among real estate investment trusts (REITs) hampered Fund performance, offsetting the benefit of stock selection among commercial banks and thrift and mortgage finance companies. Lastly, the Master LLC’s cash position — 1% at period end, but which averaged 4% during the 12 months — in a strong market proved to be the most significant detractor (over 3.80%) from relative performance.

Describe recent portfolio activity.

•

During the annual period, we increased cyclical exposure in the Master LLC as we gained confidence that economic recovery was taking hold. In industrials, we added to machinery, road and rail, and airline stocks. In the consumer discretionary sector, we initiated several positions in the specialty retail sub-sector, such as Charming Shoppes, Inc. and Collective Brands, Inc. In the materials sector, we increased exposure to all sub-sectors, with notable additions such as chemicals producer, Huntsman Corp. and specialty metals and products manufacturer, Carpenter Technology Corp.

•	Conversely, we trimmed exposure to the information technology and utilities sectors, with the most notable reductions among software-related names and electric utilities, respectively.

Describe portfolio positioning at period end.

•

At period end, the Master LLC was overweight in health care (primarily life sciences tools and services, and health care equipment and supplies names), information technology (with a focus on semiconductor and software related names) and energy.

•

At period end, we were underweight in the industrials sector (particularly among commercial services and supplies and aerospace and defense stocks), the consumer discretionary sector (notably within the leisure equipment and products, and textiles, apparel and luxury goods sub-sectors) and the financials sector (primarily insurance providers and commercial banks).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies that the Master LLC’s management believes have special investment value, and emerging growth companies regardless of size.

[3]	This unmanaged index measures performance of the small-capitalization value sector of the US equity market.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[4]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	15.89%	67.43%	N/A	1.16%	N/A	5.76%	N/A
Investor A	15.73	66.80	58.04%	0.89	(0.20)%	5.49	4.92%
Investor B	15.17	65.16	60.66	0.02	(0.21)	4.83	4.83
Investor C	15.24	65.17	64.17	(0.01)	(0.01)	4.61	4.61
Class R	15.54	66.27	N/A	0.53	N/A	5.21	N/A
S&P SmallCap 600 Value Index	14.79	66.28	N/A	3.60	N/A	7.50	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to February 4, 2003, Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[1]

Institutional	$1,000	$1,158.90	$5.49	$1,000	$1,019.81	$5.14
Investor A	$1,000	$1,157.30	$7.15	$1,000	$1,018.27	$6.69
Investor B	$1,000	$1,151.70	$12.02	$1,000	$1,013.73	$11.25
Investor C	$1,000	$1,152.40	$12.45	$1,000	$1,013.33	$11.65
Class R	$1,000	$1,155.40	$8.97	$1,000	$1,016.57	$8.40

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.02% for Institutional, 1.33% for Investor A, 2.24% for Investor B, 2.32% for Investor C and 1.67% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

March 31, 2010

Assets

Investments at value — Master Value Opportunities LLC (the “Master LLC”) (cost — $894,263,438)	$1,056,751,410
Withdrawals receivable from the Master LLC	2,242,920
Capital shares sold receivable	1,018,558
Prepaid expenses	26,109

Total assets	1,060,038,997

Liabilities

Capital shares redeemed payable	3,261,478
Distribution fees payable	378,927
Administration fees payable	222,812
Officer’s fees payable	327
Other accrued expenses payable	636,017

Total liabilities	4,499,561

Net Assets	$1,055,539,436

Net Assets Consist of

Paid-in capital	$1,600,024,229
Undistributed net investment income	749,756
Accumulated net realized loss allocated from the Master LLC	(707,722,521)
Net unrealized appreciation/depreciation allocated from the Master LLC	162,487,972

Net Assets	$1,055,539,436

Net Asset Value

Institutional — Based on net assets of $288,027,563 and 17,251,242 shares outstanding, 100 million shares authorized, $0.10 par value	$16.70

Investor A — Based on net assets of $403,008,420 and 24,558,966 shares outstanding, 100 million shares authorized, $0.10 par value	$16.41

Investor B — Based on net assets of $109,460,882 and 7,878,022 shares outstanding, 100 million shares authorized, $0.10 par value	$13.89

Investor C — Based on net assets of $215,916,355 and 16,325,982 shares outstanding, 100 million shares authorized, $0.10 par value	$13.23

Class R — Based on net assets of $39,126,216 and 2,814,157 shares outstanding, 100 million shares authorized, $0.10 par value	$13.90

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Year Ended March 31, 2010

Investment Income

Net investment income allocated from the Master LLC:
Dividends	$14,871,239
Income — affiliated	908,630
Securities lending — affiliated	543,088
Expenses	(5,304,720)

Total income	11,018,237

Expenses

Administration	2,414,399
Service — Investor A	876,818
Service and distribution — Investor B	1,187,969
Service and distribution — Investor C	1,964,102
Service and distribution — Class R	189,120
Transfer agent — Institutional	641,652
Transfer agent — Investor A	965,920
Transfer agent — Investor B	610,500
Transfer agent — Investor C	1,109,923
Transfer agent — Class R	158,128
Printing	133,244
Registration	70,242
Professional	39,441
Officer	1,286
Miscellaneous	19,821

Total expenses	10,382,565

Net investment income	635,672

Realized and Unrealized Gain (Loss) Allocated from the Master LLC

Net realized loss from investments and litigation proceeds	(113,211,693)
Net change in unrealized appreciation/depreciation on investments	587,247,964

Total realized and unrealized gain	474,036,271

Net Increase in Net Assets Resulting from Operations	$474,671,943

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$635,672	$1,545,568
Net realized loss	(113,211,693)	(562,195,064)
Net change in unrealized appreciation/depreciation	587,247,964	(99,191,180)

Net increase (decrease) in net assets resulting from operations	474,671,943	(659,840,676)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(931,044)	—
Investor A	(410,302)	—
Net realized gain:
Institutional	—	(7,644,295)
Investor A	—	(8,518,508)
Investor B	—	(5,521,832)
Investor C	—	(6,953,609)
Class R	—	(1,240,813)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,341,346)	(29,879,057)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(187,243,823)	(289,440,073)

Redemption Fee

Redemption fee	44,255	49,657

Net Assets

Total increase (decrease) in net assets	286,131,029	(979,110,149)
Beginning of year	769,408,407	1,748,518,556

End of year	$1,055,539,436	$769,408,407

Undistributed net investment income	$749,756	$1,545,496

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional					Investor A

	Year Ended March 31,					Year Ended March 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$10.01	$18.24	$24.95	$28.46	$26.28	$9.85	$17.98	$24.65	$28.15	$26.01

Net investment income (loss)[1]	0.09	0.11	0.05	0.01	0.03	0.04	0.06	(0.01)	(0.05)	(0.04)
Net realized and unrealized gain (loss)[2]	6.65	(8.03)	(2.82)	0.76	6.39	6.54	(7.88)	(2.79)	0.75	6.31

Net increase (decrease) from investment operations	6.74	(7.92)	(2.77)	0.77	6.42	6.58	(7.82)	(2.80)	0.70	6.27

Dividends and distributions from:
Net investment income	(0.05)	—	—	—	—	(0.02)	—	—	—	—
Net realized gain	—	(0.31)	(3.94)	(4.28)	(4.24)	—	(0.31)	(3.87)	(4.20)	(4.13)

Total dividends and distributions	(0.05)	(0.31)	(3.94)	(4.28)	(4.24)	(0.02)	(0.31)	(3.87)	(4.20)	(4.13)

Net asset value, end of year	$16.70	$10.01	$18.24	$24.95	$28.46	$16.41	$9.85	$17.98	$24.65	$28.15

Total Investment Return[3]

Based on net asset value	67.43%[4]	(44.18)%	(13.48)%	3.86%	26.13%	66.80%[5]	(44.27)%	(13.74)%	3.64%	25.76%

Ratios to Average Net Assets[6]

Total expenses	1.07%	1.09%	0.97%	0.98%	1.02%	1.35%	1.34%	1.23%	1.23%	1.27%

Net investment income (loss)	0.63%	0.68%	0.20%	0.05%	0.11%	0.33%	0.39%	(0.06)%	(0.20)%	(0.14)%

Supplemental Data

Net assets, end of year (000)	$288,028	$206,966	$521,653	$775,697	$916,562	$403,008	$264,870	$499,605	$742,321	$760,307

Portfolio turnover of the Master LLC	79%	147%	109%	72%	77%	79%	147%	109%	72%	77%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 67.13%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 66.49%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B					Investor C

	Year Ended March 31,					Year Ended March 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$8.41	$15.54	$21.82	$25.36	$23.66	$8.01	$14.83	$21.01	$24.62	$23.10

Net investment loss[1]	(0.07)	(0.06)	(0.18)	(0.22)	(0.22)	(0.08)	(0.07)	(0.19)	(0.21)	(0.22)
Net realized and unrealized gain (loss)[2]	5.55	(6.76)	(2.41)	0.65	5.72	5.30	(6.44)	(2.28)	0.61	5.57

Net increase (decrease) from investment operations	5.48	(6.82)	(2.59)	0.43	5.50	5.22	(6.51)	(2.47)	0.40	5.35

Distributions to shareholders from net realized gain	—	(0.31)	(3.69)	(3.97)	(3.80)	—	(0.31)	(3.71)	(4.01)	(3.83)

Net asset value, end of year	$13.89	$8.41	$15.54	$21.82	$25.36	$13.23	$8.01	$14.83	$21.01	$24.62

Total Investment Return[3]

Based on net asset value	65.16%[4]	(44.79)%	(14.49)%	2.86%	24.82%	65.17%[4]	(44.85)%	(14.51)%	2.80%	24.82%

Ratios to Average Net Assets[5]

Total expenses	2.34%	2.25%	2.08%	2.00%	2.03%	2.40%	2.34%	2.13%	2.01%	2.05%

Net investment loss	(0.64)%	(0.46)%	(0.89)%	(0.95)%	(0.91)%	(0.71)%	(0.58)%	(0.96)%	(0.97)%	(0.92)%

Supplemental Data

Net assets, end of year (000)	$109,461	$110,538	$311,312	$569,747	$762,340	$215,916	$155,267	$355,755	$542,736	$580,318

Portfolio turnover of the Master LLC	79%	147%	109%	72%	77%	79%	147%	109%	72%	77%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 64.92%.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	11

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R

	Year Ended March 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$8.36	$15.38	$21.69	$25.31	$23.80

Net investment loss[1]	(0.01)	(0.00)[2]	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss)[3]	5.55	(6.71)	(2.38)	0.64	5.73

Net increase (decrease) from investment operations	5.54	(6.71)	(2.48)	0.54	5.64

Distributions to shareholders from net realized gain	—	(0.31)	(3.83)	(4.16)	(4.13)

Net asset value, end of year	$13.90	$8.36	$15.38	$21.69	$25.31

Total Investment Return[4]

Based on net asset value	66.27%[5]	(44.54)%	(14.13)%	3.39%	25.43%

Ratios to Average Net Assets[6]

Total expenses	1.75%	1.76%	1.65%	1.48%	1.51%

Net investment loss	(0.05)%	(0.02)%	(0.52)%	(0.46)%	(0.39)%

Supplemental Data

Net assets, end of year (000)	$39,126	$31,767	$60,194	$52,161	$39,382

Portfolio turnover of the Master LLC	79%	147%	109%	72%	77%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 66.03%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Notes to Financial Statements	BlackRock Value Opportunities Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The percentage of the Master LLC owned by the Fund at March 31, 2010 was 100%. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or the purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value. Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2010, the Fund’s investment in the Master LLC was classified as Level 2. More relevant disclosure regarding fair value measurements relating to the Master LLC, which is disclosed in the Master LLC’s Schedule of Investments, is included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended March 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	13

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

Recent Accounting Standard: In January 2010, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Administration Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an advisory fee or investment management fee.

The Fund has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees.

The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended March 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,493. Affiliates received contingent deferred sales charges of $21,770 and $8,275 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $390 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended March 31, 2010, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Call Center Fees

Institutional	$3,856
Investor A	$4,454
Investor B	$1,811
Investor C	$4,495
Class R	$315

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of March 31, 2010 attributable to income recognized from pass-through entities was reclassified to the following accounts:

Undistributed net investment income	$(90,066)
Accumulated net realized loss allocated from the Master LLC	$90,066

The tax character of distributions paid during the fiscal years ended March 31, 2010 and March 31, 2009 was as follows:

	3/31/10	3/31/09

Distributions paid from:
Ordinary income	$1,341,346	—
Long-term capital gains	—	$29,879,057

Total distributions	$1,341,346	$29,879,057

As of March 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$664,289
Capital loss carryforwards	(680,857,672)
Net unrealized gains*	135,708,590

Total	$(544,484,793)

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and the timing and recognition of partnership income.

As of March 31, 2010, the Fund had capital loss carryforwards available to offset future realized gains through the indicated expiration dates:

Expires March 31,

2017	$96,854,574
2018	584,003,098

Total	$680,857,672

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	2,996,290	$41,530,320	4,213,214	$60,521,672
Shares issued to shareholders in reinvestment of dividends and distributions	66,041	857,801	399,290	7,251,008

Total issued	3,062,331	42,388,121	4,612,504	67,772,680
Shares redeemed	(6,482,154)	(90,874,808)	(12,548,623)	(203,149,306)

Net decrease	(3,419,823)	$(48,486,687)	(7,936,119)	$(135,376,626)

Investor A

Shares sold and automatic conversion of shares	5,379,584	$72,472,943	7,984,559	$111,756,554
Shares issued to shareholders in reinvestment of dividends and distributions	30,446	389,402	453,899	8,115,574

Total issued	5,410,030	72,862,345	8,438,458	119,872,128
Shares redeemed	(7,754,895)	(105,610,021)	(9,326,749)	(133,355,610)

Net decrease	(2,344,865)	$(32,747,676)	(888,291)	$(13,483,482)

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	15

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31, 2010		Year Ended March 31, 2009

	Shares	Amount	Shares	Amount

Investor B

Shares sold	1,623,934	$18,377,585	2,461,611	$30,412,588
Shares issued to shareholders in reinvestment of distributions	—	—	346,311	5,326,123

Total issued	1,623,934	18,377,585	2,807,922	35,738,711
Shares redeemed and automatic conversion of shares	(6,892,662)	(79,056,851)	(9,694,532)	(121,432,010)

Net decrease	(5,268,728)	$(60,679,266)	(6,886,610)	$(85,693,299)

Investor C

Shares sold	2,637,969	$28,602,791	3,810,525	$44,252,320
Shares issued to shareholders in reinvestment of distributions	—	—	451,297	6,611,212

Total issued	2,637,969	28,602,791	4,261,822	50,863,532
Shares redeemed	(5,700,444)	(62,557,954)	(8,864,578)	(105,386,179)

Net decrease	(3,062,475)	$(33,955,163)	(4,602,756)	$(54,522,647)

Class R

Shares sold	1,059,924	$12,163,928	2,087,488	$26,629,104
Shares issued to shareholders in reinvestment of distributions	—	—	81,387	1,240,340

Total issued	1,059,924	12,163,928	2,168,875	27,869,444
Shares redeemed	(2,043,768)	(23,538,959)	(2,283,545)	(28,233,463)

Net decrease	(983,844)	$(11,375,031)	(114,670)	$(364,019)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Report of Independent Registered Public Accounting Firm	BlackRock Value Opportunities Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Value Opportunities Fund, Inc. (the “Fund”) as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities Fund, Inc. as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 26, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary distributions paid by BlackRock Value Opportunities Fund, Inc. during the fiscal year ended March 31, 2010.

	Payable Date	Percentage/ Per Share

Qualified Dividend Income for Individuals	7/24/09	100%
Dividends Qualifying for the Dividend Received Deduction for Corporations	7/24/09	100%

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	17

Portfolio Information	Master Value Opportunities LLC

As of March 31, 2010

Ten Largest Holdings	Percent of Long-Term Investments

OraSure Technologies, Inc.	2%
Health Net, Inc.	1
Harte-Hanks, Inc.	1
Convergys Corp.	1
Robbins & Myers, Inc.	1
IAC/InterActiveCorp.	1
Triumph Group, Inc.	1
Bottomline Technologies, Inc.	1
Carpenter Technology Corp.	1
AGCO Corp.	1

Sector Allocation	Percent of Long-Term Investments

Financials	22%
Industrials	17
Consumer Discretionary	14
Information Technology	14
Health Care	12
Materials & Processing	7
Utilities	6
Energy	5
Consumer Staples	2
Producer Durables	1

For Master LLC compliance purposes, the Master LLC’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Schedule of Investments March 31, 2010	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.2%
Ceradyne, Inc. (a)	145,100	$3,292,319
Curtiss-Wright Corp.	250,700	8,724,360
Triumph Group, Inc.	167,700	11,754,093

		23,770,772

Airlines — 0.8%
AirTran Holdings, Inc. (a)(b)	737,100	3,744,468
Alaska Air Group, Inc. (a)	103,100	4,250,813

		7,995,281

Biotechnology — 0.8%
Exelixis, Inc. (a)	461,400	2,800,698
PDL BioPharma, Inc. (b)	881,100	5,471,631

		8,272,329

Building Products — 0.1%
Ameron International Corp.	23,900	1,503,071

Chemicals — 3.5%
Arch Chemicals, Inc.	171,500	5,897,885
Ferro Corp.	453,600	3,987,144
Huntsman Corp.	644,000	7,760,200
OM Group, Inc. (a)	163,500	5,539,380
Rockwood Holdings, Inc. (a)	244,000	6,495,280
Spartech Corp. (a)	600,500	7,025,850

		36,705,739

Commercial Banks — 8.8%
Bank of Hawaii Corp. (b)	170,500	7,663,975
Community Bank System, Inc.	329,700	7,510,566
Cullen/Frost Bankers, Inc. (b)	140,129	7,819,198
East-West Bancorp, Inc.	310,500	5,408,910
First Financial Bankshares, Inc. (b)	61,900	3,190,945
First Financial Corp.	66,564	1,927,693
First Horizon National Corp. (a)(b)	534,811	7,514,089
First Midwest Bancorp, Inc.	770,500	10,440,275
Glacier Bancorp, Inc. (b)	331,600	5,050,268
IBERIABANK Corp.	35,300	2,118,353
Independent Bank Corp.	164,100	4,046,706
MetroCorp Bancshares, Inc.	310,250	915,238
National Penn Bancshares, Inc.	681,900	4,705,110
Pinnacle Financial Partners, Inc. (a)	290,300	4,386,433
PrivateBancorp, Inc.	290,600	3,981,220
S&T Bancorp, Inc. (b)	206,300	4,311,670
Texas Capital Bancshares, Inc. (a)	145,300	2,759,247
United Bankshares, Inc. (b)	235,600	6,177,432
Whitney Holding Corp.	244,300	3,368,897

		93,296,225

Communications Equipment — 3.1%
ADC Telecommunications, Inc. (a)(b)	905,300	6,617,743
Harmonic, Inc. (a)	761,800	4,806,958
Ixia (a)	448,400	4,156,668
JDS Uniphase Corp. (a)	683,700	8,566,761
Tellabs, Inc.	1,185,600	8,974,992

		33,123,122

Common Stocks	Shares	Value

Construction & Engineering — 1.2%
Layne Christensen Co. (a)	85,100	$2,273,021
URS Corp. (a)	201,800	10,011,298

		12,284,319

Consumer Finance — 0.4%
Ezcorp, Inc. (a)	181,400	3,736,840

Containers & Packaging — 1.0%
Packaging Corp. of America	215,900	5,313,299
Rock-Tenn Co., Class A	109,700	4,999,029

		10,312,328

Diversified Consumer Services — 0.3%
Service Corp. International	351,085	3,222,960

Electric Utilities — 1.1%
Allete, Inc.	81,000	2,711,880
UIL Holdings Corp.	325,900	8,962,250

		11,674,130

Electrical Equipment — 0.6%
Regal-Beloit Corp.	109,700	6,517,277

Electronic Equipment, Instruments &
Components — 0.6%
Ingram Micro, Inc., Class A (a)	370,600	6,504,030

Energy Equipment & Services — 2.2%
CARBO Ceramics, Inc. (b)	153,000	9,538,020
Oil States International, Inc. (a)	98,700	4,475,058
Pioneer Drilling Co. (a)	423,800	2,983,552
Superior Energy Services, Inc. (a)	310,500	6,526,710

		23,523,340

Food & Staples Retailing — 0.5%
BJ’s Wholesale Club, Inc. (a)(b)	133,600	4,941,864

Food Products — 1.6%
Dean Foods Co. (a)	69,401	1,088,902
Diamond Foods, Inc.	89,600	3,766,784
Hain Celestial Group, Inc. (a)	300,900	5,220,615
Smart Balance, Inc. (a)	1,011,999	6,557,753

		16,634,054

Gas Utilities — 2.6%
Nicor, Inc.	118,800	4,980,096
Piedmont Natural Gas Co. (b)	109,700	3,025,526
South Jersey Industries, Inc.	217,000	9,111,830
Southwest Gas Corp.	364,800	10,914,816

		28,032,268

Health Care Equipment & Supplies — 3.9%
CONMED Corp. (a)	439,384	10,461,733
Exactech, Inc. (a)	38,000	796,860
Hansen Medical, Inc. (a)	770,755	1,765,029
Kinetic Concepts, Inc. (a)	200,605	9,590,925
Merit Medical Systems, Inc. (a)	196,210	2,992,203
OraSure Technologies, Inc. (a)(c)	2,718,030	16,117,918

		41,724,668

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	19

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Providers & Services — 3.4%
Health Net, Inc. (a)	610,200	$15,175,674
Healthways, Inc. (a)	407,400	6,546,918
LCA-Vision, Inc. (a)	490,900	4,084,288
MedCath Corp. (a)	145,756	1,526,065
PharMerica Corp. (a)	319,600	5,823,112
WellCare Health Plans, Inc. (a)	98,800	2,944,240

		36,100,297

Hotels, Restaurants & Leisure — 1.5%
Brinker International, Inc. (b)	223,500	4,309,080
Burger King Holdings, Inc.	103,800	2,206,788
Jack in the Box, Inc. (a)	391,713	9,224,841

		15,740,709

Household Durables — 0.6%
Furniture Brands International, Inc. (a)	247,300	1,590,139
MDC Holdings, Inc.	142,300	4,925,003

		6,515,142

IT Services — 1.2%
Convergys Corp. (a)	1,036,600	12,708,716

Insurance — 3.4%
Allied World Assurance Holdings Ltd.	121,600	5,453,760
Aspen Insurance Holdings Ltd.	36,200	1,044,008
Fidelity National Title Group, Inc., Class A	263,200	3,900,624
The Hanover Insurance Group, Inc.	73,100	3,187,891
Infinity Property & Casualty Corp.	53,600	2,435,584
ProAssurance Corp. (a)	134,700	7,885,338
RLI Corp.	94,800	5,405,496
Symetra Financial Corp. (a)	245,300	3,233,054
Validus Holdings Ltd.	121,596	3,347,538

		35,893,293

Internet Software & Services — 1.7%
IAC/InterActive Corp. (a)	524,600	11,929,404
ValueClick, Inc. (a)	574,800	5,828,472

		17,757,876

Leisure Equipment & Products — 0.6%
Leapfrog Enterprises, Inc. (a)	912,200	5,974,910

Life Sciences Tools & Services — 2.4%
Affymetrix, Inc. (a)	1,329,973	9,762,002
PerkinElmer, Inc.	242,600	5,798,140
Pharmaceutical Product Development, Inc.	426,500	10,129,375

		25,689,517

Machinery — 8.2%
AGCO Corp. (a)(b)	306,000	10,976,220
Altra Holdings, Inc. (a)	640,478	8,793,763
Astec Industries, Inc. (a)	197,100	5,708,016
Briggs & Stratton Corp.	465,800	9,083,100
CIRCOR International, Inc.	196,400	6,522,444
EnPro Industries, Inc. (a)(b)	254,400	7,397,952
IDEX Corp.	279,100	9,238,210
RBC Bearings, Inc. (a)	201,200	6,412,244
Robbins & Myers, Inc.	516,600	12,305,412
Terex Corp. (a)	277,600	6,304,296
Wabash National Corp. (a)	509,200	3,569,492

		86,311,149

Common Stocks	Shares	Value

Media — 2.3%
Arbitron, Inc.	114,500	$3,052,570
Harte-Hanks, Inc. (c)	1,116,700	14,360,762
Playboy Enterprises, Inc., Class B (a)(c)	1,359,500	4,975,770
Regal Entertainment Group, Series A	123,200	2,164,624

		24,553,726

Metals & Mining — 1.6%
Carpenter Technology Corp.	305,700	11,188,620
Stillwater Mining Co. (a)	420,600	5,459,388

		16,648,008

Multi-Utilities — 1.9%
Avista Corp.	102,500	2,122,775
NorthWestern Corp.	215,400	5,774,874
OGE Energy Corp.	225,300	8,773,182
Vectren Corp.	151,700	3,750,024

		20,420,855

Multiline Retail — 1.6%
Big Lots, Inc. (a)	204,600	7,451,532
Saks, Inc. (a)(b)	1,113,700	9,577,820

		17,029,352

Oil, Gas & Consumable Fuels — 2.9%
Cabot Oil & Gas Corp., Class A	111,800	4,114,240
Frontier Oil Corp. (b)	214,200	2,891,700
Mariner Energy, Inc. (a)	287,900	4,309,863
Ship Finance International Ltd.	358,500	6,366,960
St. Mary Land & Exploration Co.	173,900	6,053,459
Whiting Petroleum Corp. (a)	59,900	4,842,316
World Fuel Services Corp. (b)	75,700	2,016,648

		30,595,186

Paper & Forest Products — 0.2%
Cellu Tissue Holdings, Inc. (a)	263,200	2,626,736

Personal Products — 0.3%
Alberto-Culver Co.	120,200	3,143,230

Pharmaceuticals — 1.0%
King Pharmaceuticals, Inc. (a)(b)	886,200	10,421,712

Professional Services — 0.7%
Kelly Services, Inc., Class A (a)	288,800	4,811,408
Kforce, Inc. (a)	118,500	1,802,385
Resources Connection, Inc. (a)	29,900	573,183

		7,186,976

Real Estate Investment Trusts (REITs) — 6.8%
AMB Property Corp.	192,600	5,246,424
Acadia Realty Trust	411,300	7,345,818
American Campus Communities, Inc.	374,600	10,361,436
BioMed Realty Trust, Inc.	632,700	10,464,858
Entertainment Properties Trust	34,900	1,435,437
HRPT Properties Trust	725,500	5,644,390
Inland Real Estate Corp.	642,600	5,879,790
Lexington Corporate Properties Trust (b)	868,853	5,656,233
The Macerich Co. (b)	197,804	7,577,878
National Retail Properties, Inc.	59,000	1,346,970
Omega Healthcare Investors, Inc. (b)	129,600	2,525,904
Potlatch Corp. (b)	151,100	5,294,544
Senior Housing Properties Trust	117,600	2,604,840

		71,384,522

See Notes to Financial Statements.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Real Estate Management & Development — 1.0%
Jones Lang LaSalle, Inc.	42,600	$3,105,114
The St. Joe Co. (a)(b)	237,200	7,673,420

		10,778,534

Road & Rail — 2.4%
Marten Transport Ltd. (a)	394,848	7,782,454
Railamerica, Inc. (a)(b)	700,000	8,260,000
Vitran Corp., Inc. (a)(c)	736,921	8,916,744

		24,959,198

Semiconductors & Semiconductor Equipment — 5.7%
Actel Corp. (a)	356,800	4,941,680
DSP Group, Inc. (a)	941,337	7,841,337
Fairchild Semiconductor International, Inc. (a)	857,264	9,129,862
Intersil Corp., Class A	611,500	9,025,740
MKS Instruments, Inc. (a)	380,000	7,444,200
PMC-Sierra, Inc. (a)	562,600	5,018,392
Teradyne, Inc. (a)(b)	771,000	8,612,070
Zoran Corp. (a)	734,550	7,903,758

		59,917,039

Software — 2.4%
Bottomline Technologies, Inc. (a)(c)	697,097	11,732,143
Novell, Inc. (a)	801,100	4,798,589
TIBCO Software, Inc. (a)	787,700	8,499,283

		25,030,015

Specialty Retail — 5.7%
Charming Shoppes, Inc. (a)	1,664,800	9,089,808
The Children’s Place Retail Stores, Inc. (a)(b)	174,500	7,773,975
Collective Brands, Inc. (a)	388,461	8,833,603
Dress Barn, Inc. (a)(b)	324,815	8,497,160
Genesco, Inc. (a)	279,100	8,654,891
Jo-Ann Stores, Inc. (a)	181,670	7,626,507
Penske Auto Group, Inc. (a)	297,000	4,282,740
The Talbots, Inc. (b)	416,655	5,399,849

		60,158,533

Textiles, Apparel & Luxury Goods — 0.8%
Jones Apparel Group, Inc.	289,100	5,498,682
Steven Madden Ltd. (a)	60,480	2,951,424

		8,450,106

Thrifts & Mortgage Finance — 1.3%
Dime Community Bancshares, Inc.	397,600	5,021,688
Provident Financial Services, Inc.	502,900	5,984,510
Provident New York Bancorp	321,200	3,044,976

		14,051,174

Trading Companies & Distributors — 1.6%
Applied Industrial Technologies, Inc.	246,500	6,125,525
H&E Equipment Services, Inc. (a)	457,700	4,934,006
WESCO International, Inc. (a)(b)	159,600	5,539,716

		16,599,247

Total Common Stocks — 98.5%		1,040,420,375

Warrants (d)	Shares	Value

Texas Capital Bancshares, Inc. (expires 1/16/19)	291,000	$2,575,350

Total Warrants — 0.2%		2,575,350

Total Long-Term Investments (Cost — $880,507,753) — 98.7%		1,042,995,725

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.12% (e)(f)	8,483,801	8,483,801

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.22% (e)(f)(g)	$135,502	135,502,404

Total Short-Term Securities (Cost — $143,986,205) — 13.6%		143,986,205

Total Investments (Cost — $1,024,493,958*) — 112.3%		1,186,981,930
Liabilities in Excess of Other Assets — (12.3)%		(130,230,520)

Net Assets — 100.0%		$1,056,751,410

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,050,976,692

Gross unrealized appreciation	$190,531,247
Gross unrealized depreciation	(54,526,009)

Net unrealized appreciation	$136,005,238

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)

Investments in companies (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain (Loss)	Income

Bottomline Technologies, Inc.[1,2]	—	$11,165,264	$4,655,096	—
Harte-Hanks, Inc.[2]	—	$57,246,313	$(30,981,205)	$505,290
O’Charleys, Inc.[2]	—	$18,398,583	$(10,467,818)	—
OraSure Technologies, Inc.[1]	—	$512,469	$(237,838)	—
Playboy Enterprises, Inc., Class B1,2	—	$4,381,900	$(2,767,663)	—
Vitran Corp., Inc.[1,2]	$369,878	—	—	—

[1]	Non-income producing security.

[2]	No longer an affiliated company or held by the Master LLC as of report date.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	21

Schedule of Investments (concluded)	Master Value Opportunities LLC

(d)

Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e)	Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost		Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—		$32,960,820	[1]	—	$39
BlackRock Liquidity Series, LLC Money Market Series	$74,716,604	[2]	—		—	$543,088
iShares Dow Jones U.S. Real Estate Index Fund	$20,560,783		$20,560,783		$2,269,027	$273,141
iShares Russell 2000 Growth Index Fund	—		$10,054,915		$3,994,627	$39,587
iShares Russell 2000 Index Fund	—		$10,571,998		$3,723,629	$90,573

[1]	Represents net sale cost.

[2]	Represents net purchase cost.

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Master LLC’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments[1]	$1,042,995,725	—	—	$1,042,995,725
Short-Term Securities	8,483,801	$135,502,404	—	143,986,205

Total	$1,051,479,526	$135,502,404	—	$1,186,981,930

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Statement of Assets and Liabilities	Master Value Opportunities LLC

March 31, 2010

Assets

Investments at value — unaffiliated (including securities loaned of $129,314,930) (cost — $860,538,567)	$1,026,877,807
Investments at value — affiliated (cost — $163,955,391)	160,104,123
Investments sold receivable	10,490,783
Dividends receivable	1,505,099
Securities lending income receivable — affiliated	155,724
Prepaid expenses	72,710

Total assets	1,199,206,246

Liabilities

Collateral at value — securities loaned	135,502,405
Investments purchased payable	4,159,423
Withdrawals payable to investor	2,242,920
Investment advisory fees payable	443,212
Other affiliates payable	4,604
Directors’ fees payable	455
Other accrued expenses payable	101,817

Total liabilities	142,454,836

Net Assets	$1,056,751,410

Net Assets Consist of

Investor’s capital	$894,263,438
Net unrealized appreciation/depreciation	162,487,972

Net Assets	$1,056,751,410

Statement of Operations	Master Value Opportunities LLC

Year Ended March 31, 2010

Investment Income

Dividends	$14,871,239
Income — affiliated	908,630
Securities lending — affiliated	543,088

Total income	16,322,957

Expenses

Investment advisory	4,831,279
Accounting services	295,693
Custodian	75,630
Professional	45,742
Directors	37,993
Printing	6,263
Miscellaneous	38,659

Total expenses	5,331,259
Less fees waived by advisor	(26,539)

Total expenses after waiver	5,304,720

Net investment income	11,018,237

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments (including $29,812,145 loss from affiliates)	(116,122,924)
Litigation proceeds	2,911,231

(113,211,693)

Net change in unrealized appreciation/depreciation on investments	587,247,964
Total realized and unrealized gain	474,036,271

Net Increase in Net Assets Resulting from Operations	$485,054,508

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	23

Statements of Changes in Net Assets	Master Value Opportunities LLC

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$11,018,237	$16,020,831
Net realized loss	(113,211,693)	(562,195,064)
Net change in unrealized appreciation/depreciation	587,247,964	(99,191,180)

Net increase (decrease) in net assets resulting from operations	485,054,508	(645,365,413)

Capital Transactions

Proceeds from contributions	174,175,125	299,789,279
Value of withdrawals	(373,094,492)	(634,382,865)

Net decrease in net assets derived from capital transactions	(198,919,367)	(334,593,586)

Net Assets

Total increase (decrease) in net assets	286,135,141	(979,958,999)
Beginning of year	770,616,269	1,750,575,268

End of year	$1,056,751,410	$770,616,269

Financial Highlights	Master Value Opportunities LLC

	Year Ended March 31,

	2010	2009	2008	2007	2006

Total Investment Return

Total investment return	68.13%[1]	(43.58)%	(13.02)%	4.34%	26.66%

Ratios to Average Net Assets

Total expenses	0.55%	0.54%	0.51%	0.50%	0.51%

Total expenses after fees waived	0.55%	0.54%	0.51%	0.50%	0.51%

Net investment income	1.14%	1.21%	0.66%	0.53%	0.62%

Supplemental Data

Net assets, end of year (000)	$1,056,751	$770,616	$1,750,575	$2,685,468	$3,061,862

Portfolio turnover	79%	147%	109%	72%	77%

[1]	Includes proceeds paid from a settlement of litigation which impacted the Master LLC’s total return. Not including these proceeds, the Master LLC’s total return would have been 67.83%.

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Notes to Financial Statements	Master Value Opportunities LLC

1. Organization and Significant Accounting Policies:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors (the “Board”) of the Master LLC to issue nontransferable interests, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: The Master LLC’s policy is to fair value its financial instruments at market value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Master LLC values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seek to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Master LLC either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and written options), or certain borrowings (e.g., reverse repurchase agreements and loan payable) the Master LLC will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

Securities Lending: The Master LLC may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	25

Notes to Financial Statements (continued)	Master Value Opportunities LLC

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended March 31, 2010. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Master LLC’s financial statements and disclosures is currently being assessed.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master LLC for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based upon the average daily value of the Master LLC’s net assets at the following annual rates:

Not exceeding $1 billion	0.500%
In excess of $1 billion, but not exceeding $1.5 billion	0.475%
In excess of $1.5 billion	0.450%

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the advisory fees paid by the Master LLC to the Manager.

For the year ended March 31, 2010, the Master LLC reimbursed the Manager $18,302 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC has received an exemptive order from the SEC permitting it to, among other things, pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Statement of Assets and Liabilities as securities loaned and collateral at value — securities loaned, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Master LLC on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended March 31, 2010, BIM received $123,680 in securities lending agent fees.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2010 were $724,401,856 and $886,606,551, respectively.

The Master LLC received proceeds from a settlement of litigation where it was able to recover a portion of investment losses previously realized by the Master LLC. This amount is shown as litigation proceeds in the Statement of Operations.

4. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Master LLC may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum on the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of the (a) one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Master LLC did not borrow under the credit agreement during the year ended March 31, 2010.

5. Concentration, Market and Credit Risk:

The Master LLC invests a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Master LLC may be exposed to counterparty risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may default. The Master LLC manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master LLC’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	27

Report of Independent Registered Public Accounting Firm	Master Value Opportunities LLC

To the Investor and Board of Directors of Master Value Opportunities LLC:

We have audited the accompanying statement of assets and liabilities of Master Value Opportunities LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities LLC as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 26, 2010

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 1998

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Watson Pharmaceutical, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 97 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.

				34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	29

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2005

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 97 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2003

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 97 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Director and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 97 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s/Master LLC’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				169 RICs consisting of 298 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				34 RICs consisting of 97 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				169 RICs consisting of 298 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	31

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

Anne Ackerley
55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer of the Fund	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1] Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.

[2] Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “e Delivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2010	35

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10253-3/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$6,800	$6,800	$0	$0	$6,100	$6,100	$213	$1,028
Master Value Opportunities LLC	$35,000	$38,500	$0	$0	$0	$6,100	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$17,090	$414,628
Master Value Opportunities LLC	$10,777	$413,600

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: May 27, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: May 27, 2010